VESSELS, RIGS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
VESSELS, RIGS AND EQUIPMENT, NET	VESSELS, RIGS AND EQUIPMENT, NET
Movements in the years ended December 31, 2024 and December 31, 2025 summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Vessels, Rigs and Equipment, net
Balance as of December 31, 2023	3,454,193	(799,460)	2,654,733
Vessel additions	518,820	—	518,820
Capital improvements	49,842	—	49,842
Reclassification from 'Vessels under finance lease, net'	542,262	—	542,262
Depreciation	—	(207,989)	(207,989)
Vessel disposals	(37,496)	32,126	(5,370)
Balance as of December 31, 2024	4,527,621	(975,323)	3,552,298
Capital improvements	51,664	—	51,664
Depreciation	—	(234,998)	(234,998)
Vessel disposals	(431,482)	219,244	(212,238)
Impairment loss	(144,030)	109,937	(34,093)
Balance as of December 31, 2025	4,003,773	(881,140)	3,122,633

Capital improvements of $51.7 million relate to capital upgrades performed on 14 container vessels, one car carrier, one chemical tanker, four Suezmax tankers and two drilling rigs, net of insurance recoveries (December 31, 2024: $49.8 million in relation to capital upgrades and Special Periodic Survey “SPS” on two drilling rigs and one container vessel). Some of the capital upgrades and SPS costs are capitalized as separate components of the assets, and are depreciated over a shorter useful economic life which ranges between three years and 10 years for upgrades and five years for SPS costs.

During the year ended December 31, 2025, the Company sold one container vessel, 13 dry bulk vessels and one Suezmax tanker. (See also Note 9: Gain/(Loss) on Sale of Assets and Settlement of Charters).

During the year ended December 31, 2025, the Company recorded an impairment loss of $34.1 million on seven dry bulk carriers based on the estimated fair value of the vessels using a market approach, based on third-party broker valuations. The impairment charge on the dry bulk vessels arose in the first quarter of 2025 and was primarily triggered due to updated expectations on the timing of potential disposal of the vessels, future estimated cash flows based on current market conditions and outlook, and amounts of disposal proceeds expected to be received. The increasing estimated future costs stemming from U.S. and international trade policies, including tariffs and port fees, have negatively impacted estimated future earnings and values of the vessels.